 Exhibit 21.1

Subsidiaries of OPAL Fuels Inc.

Entity Name	Jurisdiction of Incorporation or Organization
OPAL Fuels LLC	Delaware
Fortistar Services LLC	Delaware
Fortistar Methane 3 Holdings LLC	Delaware
Fortistar Methane 3 LLC	Delaware
Albany Energy LLC	Delaware
Arbor Hills Energy LLC	Delaware
C&C Energy LLC	Delaware
CMS Charlotte Energy LLC	Delaware
Concord Energy LLC	Delaware
Concord Energy Operator #1 LLC	Delaware
Concord Energy Operator #2 LLC	Delaware
Miramar Energy LLC	Delaware
MM Lopez Energy LLC	Delaware
MM Prima Deshecha Energy LLC	Delaware
MM Prince William Energy LLC	Delaware
MM San Diego LLC	Delaware
MM Tajiguas Energy LLC	Delaware
MM Taunton Energy LLC	Delaware
MM West Covina LLC	Delaware
NEO Albany LLC	Delaware
NEO Lopez Canyon LLC	Delaware
NEO Prima Deshecha LLC	Delaware
NEO Prince William LLC	Delaware
NEO San Diego LLC	Delaware
NEO Tajiguas LLC	Delaware
NEO Taunton LLC	Delaware
NEO West Covina LLC	Delaware
North City Energy LLC	Delaware
Pioneer Crossing Energy LLC	Delaware
Port Charlotte Energy LLC	Delaware
Prince William Energy LLC	Delaware
Richmond Energy LLC	Delaware
San Marcos Energy LLC	Delaware
Santa Cruz Energy LLC	Delaware
Sunset Farms Energy LLC	Delaware
San Bernardino Landfill Gas Partnership, L.P.	California
NM Mid Valley Genco LLC	Delaware
Fortistar Methane 4 LLC	Delaware
Pine Bend Energy LLC	Delaware
Pioneer Energy Holdings LLC	Delaware
Sycamore Energy 1 LLC	Delaware
Sycamore Energy LLC	Delaware
Sycamore Energy 2 LLC	Delaware
Vienna Junction Energy LLC	Delaware

Entity Name	Jurisdiction of Incorporation or Organization
Lyon Energy LLC	Delaware
Coyote Canyon Energy LLC	Delaware
East Bridgewater Energy LLC	Delaware
Gas Recovery Systems, LLC	California
Charles City Energy LLC	Delaware
Minnesota Methane LLC	Delaware
OPAL Contracting LLC	Delaware
OPAL RNG LLC	Delaware
CV RNG Holdings LLC	Delaware
CV RNG HoldCo LLC	Delaware
Central Valley RNG LLC	Delaware
VS Digester, LLC	California
MD Digester, LLC	California
DB Digester, LLC	California
Arbor Hills RNG LLC	Delaware
Fall River RNG LLC	Delaware
CMS Concord RNG LLC	Delaware
Noble Road HoldCo LLC	Delaware
Noble Road RNG LLC	Delaware
New River HoldCo LLC	Delaware
New River RNG LLC	Delaware
Prince William RNG LLC	Delaware
Pine Bend HoldCo LLC	Delaware
Pine Bend RNG LLC	Delaware
Reynolds RNG LLC	Delaware
Sunoma HoldCo LLC	Delaware
Sunoma Holdings LLC	Delaware
Sunoma Renewable Biofuel, LLC	Arizona
Beacon HoldCo LLC	Delaware
Beacon RNG LLC	Delaware
Imperial Landfill Gas Company, LLC	Pennsylvania
Greentree Landfill Gas Company, LLC	Pennsylvania
Beacon Landfill Gas Holdings LLC	Pennsylvania
Beacon RNG Acquisition LLC	Delaware
OPAL Station Holdings LLC	Delaware
OPAL Dispensing LLC	Delaware
OPAL Station Services LLC	Delaware
TruStar Energy LLC	Delaware
OPAL Fuel Services LLC	Delaware
OPAL Environmental Credit Marketing LLC	Delaware
OPAL Fuels Intermediate HoldCo LLC	Delaware